UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 26, 2009

Scorpion Performance, Inc.

(Exact name of registrant as specified in its charter)

Florida	000-52859	65-0979606
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 SW 4th Avenue, Fort Lauderdale, Florida 33315

(Address of Principal Executive Offices) (Zip Code)

(954) 779-3600

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION CONCERNING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K and the exhibits attached hereto contain forward-looking statements including, without limitation, statements regarding an acquisition of Crane Cams and management’s good faith expectations and beliefs which are subject to inherent uncertainties that are difficult to predict and may be beyond the ability of the Company to control. Forward-looking statements are made based upon management’s expectations and belief concerning future developments and their potential effect upon the Company. There can be no assurance that future developments will be in accordance with management’s expectations or that the effect of future developments on the Company will be those anticipated by management. The words “believes,” “expects,” “intends,” “plans,” “anticipates,” “hopes,” “likely,” “will,” and similar expressions identify such forward-looking statements. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the actual results, performance or achievements of the Company to differ materially from those discussed in each such statement. In particular, we can provide no assurances regarding our negotiations to acquire Crane Cams and whether such negotiations will lead to a definitive acquisition agreement or any acquisition at all. All forward-looking statements in this document are made as of the date hereof, based on information available to us as of the date hereof.

Item 8.01	Other Events

Scorpion Performance, Inc. has undertaken preliminary discussions with the principals of Crane Cams Inc., a manufacturer of automotive rocker arms, lifters, pushrods, valves, valve springs and various other engine valve train parts to negotiate an acquisition of certain assets of Crane Cams, which assets Scorpion intends to use in connection with additions to Scorpion’s product lines. Scorpion Performance issued a press release on March 26, 2009 announcing a job fair for former employees of Crane Cams, and a second press release on March 30, 2009, announcing a planned strategy session with representatives of Crane Cams. The press releases are attached as Exhibits 99.1 and 99.2, respectively to this Current Report and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

99.1	Press Release issued by Scorpion Performance, Inc. dated March 26, 2009.
99.2	Press Release issued by Scorpion Performance, Inc. dated March 30, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2009

Scorpion Performance, Inc.

By:	/s/ Robert Stopanio
President and Principal Executive Officer